UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 25, 2001

                             TRIAD INDUSTRIES, INC.
                              (Name of Registrant)

  Nevada                           0-28581                 88-0422528
(State or other jurisdiction     (Commission             (IRS Employer
of incorporation)                File Number)          Identification No.)


                      350 West 9th Ave, Escondido, CA 92025
                    (Address of principle executive offices)



Registrants telephone number, including area code     (760) 291-1710


             16935 W. Bernardo Drive, Suite 232 San Diego, CA 92127

          (Former name or former address, if changed since last report)



Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

         Yes      [  X  ]                            No     [     ]

The Company had 10,938,169 shares of common stock outstanding






Item 1.  Changes in Control of Registrant

         No events to report.

Item 2.  Acquisition or Disposition of  Assets

On May 25, 2001 Triad Industries, Inc., entered into an Acquisition Agreement to acquire 100% of the capital stock of Corporate Capital Formation, Inc., a Nevada corporation in exchange for Nine Hundred Thousand (900,000) shares of common stock, par value $.001 per share. The net asset value of Capital Formation is $90,000 which will be confirmed by audit.

Item 3.  Bankruptcy or Receivership

         No event to report.

Item 4.  Changes in Registrants Certifying Accountant

         No events to report.

Item 5.  Other Matters

         No events to report.

Item 6.  Resignation of Registrants Directors

         No events to report.

Item 7.  Financial Statements

         See attached.

Exhibits

Item 1- Articles of Incorporation Corporate Capital Formation filed by reference on June 21, 2001.
Item 2- Acquisition  Agreement filed by reference on June 21, 2001.









Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf of the undersigned hereinto duly authorized.
                                                     Triad Industries, Inc.


                                                     /S/ Gary DeGano
                                                     Gary DeGano, President


                                                     /S/ Michael Kelleher
                                                     Michael Kelleher, Secretary

Dated this 17th day of  July, 2001.




                        CORPORATE CAPITAL FORMATION, INC.
                          Notes to Financial Statements
                        For the Period Ended May 27, 2001

10

350 E Street,  Chula Vista,  CA 91910 Tel:  (619)  422-1348 Fax:  (619) 422-1465
ARMANDO C. IBARRA CERTIFIED PUBLIC ACCOUNTANTS ( A Professional Corporation)


Armando C.Ibarra,
C.P.A.
Members of the California Society of
Armando Ibarra, Jr.,
C.P.A.
Certified Public Accountants



To the Board of Directors
Corporate Capital Formation, Inc.
2921 N Tenaya Way #216
Las Vegas, NV. 89128-0454


We have audited the accompanying balance sheet of Corporate Capital Formation, Inc. as of May 27, 2001, and the related statement of operation and cash flows for the period then ended. These financial statements are the responsibility of the Companys management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corporate Capital Formation, Inc. as of May 27, 2001, and the results of its operations for the period then ended in conformity with generally accepted accounting principles.



/S/ Armando C. Ibarra
ARMANDO C. IBARRA, C.P.A. - APC


July 10, 2001



                  CORPORATE CAPITAL FORMATION, INC.
                       Statement of Operations
                  For the Period Ended May 27, 2001
        Revenues
   Revenues                                                           $ 110,675
     Total Revenues                                                     110,675
Operating Costs
   Depreciation
   Administrative expenses                                              105,366
     Total Operating Costs
Other Income & (Expenses)
   Other expenses                                                          (500)
   Interest expense                                                        (123)
   Interest income                                                           83
     Total Other Income & (Expenses)                                       (540)
   Net Income before income taxes                                     $   3,550
   Provision for income taxes                                              (533)
   Net Income                                                         $   3,017
   Beginning Retained Earnings                                           87,755
   Ending Retained Earnings                                           $  90,772



                  CORPORATE CAPITAL FORMATION, INC.
                       Statement of Operations
                  For the Period Ended May 27, 2001
Revenues
   Revenues                                                           $ 110,675
     Total Revenues                                                     110,675
Operating Costs
   Depreciation                                                           1,219
   Administrative expenses                                              105,366
     Total Operating Costs                                              106,585
Other Income & (Expenses)
   Other expenses                                                          (500)
   Interest expense                                                        (123)
   Interest income                                                           83
     Total Other Income & (Expenses)                                       (540)
   Net Income before income taxes                                     $   3,550
   Provision for income taxes                                              (533)
   Net Income                                                         $   3,017
   Beginning Retained Earnings                                           87,755
   Ending Retained Earnings                                              90,772







                      Statements of Cash Flows
                   For the Year Ended May 27, 2001
       CASH FLOWS FROM OPERATING ACTIVITIES
   Operating loss                                         $  3,017
   Depreciation and amortization                             1,219
   (Increase) in accounts receivable                       (11,979)
   (Increase) in advance expenses                           (1,450)
   Increase in credit cards                                    400
   Increase in payroll liabilities                           1,108
   Increase in income tax payable                              533
  Increase in loans payable                                 25,472
     Net cash provided by operating activities              18,320
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property and equipment                      (1,392)
     Net cash (used) by investing activities                (1,392)
CASH FLOWS FROM FINANCING ACTIVITIES
   Loans receivable                                           (200)
   Marketable securities                                   (16,342)
   Restricted securities                                   (11,000)
     Net cash (used) by financing activities               (27,542)
    Net increase in cash                                   (10,614)
    Cash at beginning of period                             11,030
    Cash at end of period                          $           416



NOTE 1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

Corporate Capital Formation, Inc. was incorporated on October 23, 1998 in the State of Nevada. The Company is a financial service corporation that does corporate filing and capital reorganization business for small emerging private and public client corporations.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   Accounting Method

The Companys financial statements are prepared using the accrual method of accounting. The company has elected a December 31, year end.

b.   Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

c.  Accounts Receivable

The Company has entered into various contracts, by which the Company provides financial services

d.  Investments in Securities

Marketable securities at May 27, 2001 are classified and disclosed as trading securities under the requirements of SFAS No. 115. Under such statement, the Companys securities are required to be reflected at fair market value. Changes in the fair value of investments are reflected in the statement of operations under other income & expenses.

e.  Income Taxes

The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.






NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f.  Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3.  PROPERTY & EQUIPMENT

Property is stated at cost. Additions, renovations, and improvements are capitalized. Maintenance and repairs, which do not extend asset lives, are expensed as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives ranging from 27.5 years for commercial rental properties, 5 years for tenant improvements, and 5 - 7 years on furniture and equipment.

                                                                       May 27,
                                                                         2001
                                                             -------------------
Equipment                                                                18,080
                                      -----------------------------------------
Computer                                                                  2,263
                                      -----------------------------------------
                                                            -------------------
                                                                       $ 20,343
                                      -----------------------------------------
                                      -----------------------------------------
Less Accumulated Depreciation                                            (5,009)
                                                            -------------------
                                                            -------------------

                                      -----------------------------------------
                                      -----------------------------------------
Net Property and Equipment                                             $ 15,334
                                                            ===================


NOTE 4.  OPERATING LEASE

The Company operates its facilities under an operating lease agreement with an unrelated party. The base rent is $ 1,507. The Companys lease agreement expired in 2000. The Company has exercised the option to continue on a month to month basis. Rent expense was $ 7,588 for the period ended May 27, 2001.


NOTE 5.  INCOME TAXES

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryfowards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

At May 27, 2001 the Company has operating income. Income tax expense for the periods ended are as follows:

                                                     May 27,        December 31,

                                                     2001               2000

Net Operating Income :
                                     -------------------------------------------
                                     -------------------------------------------
Net operating income                                     3,550            12,695
                                         ---------------------------------------
                                         ---------------------------------------

                                     -------------------------------------------
                                     -------------------------------------------
Income Tax Expense                                     $   533           $ 1,904
                                         =======================================